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                                                                      Exhibit 99

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the Annual Report on Form 10-KSB of Dynatem, Inc. (the "Company") for the fiscal year ending May 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 15, 2002

                                      /s/ Michael Horan
                                      ------------------------------------------
                                      Michael Horan, Chief Executive Officer


                                      /s/ Belen Ramos
                                      ------------------------------------------
                                      Belen Ramos, Chief Financial Officer